UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) March 31, 2008

ZILA, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-17521	86-0619668

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5227 North 7th Street, Phoenix, Arizona 85014-2800

(Address of Principal Executive Offices)
(602) 266-6700

(Registrant’s telephone number, including area code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-3.1
EX-99.1

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On March 31, 2008, the Board of Directors of the Company named David R. Bethune interim chief executive officer in addition to his role as Chairman. Mr. Bethune has been a member of the board since 2005, its Chairman since May 2007 and Executive Chairman since August 2007. The chief executive officer position has been vacant since June 2007.
     Mr. Bethune, age 67, is a member of the boards of directors of Cambrex Corporation and the Female Health Company. From 1999 until his retirement in 2004, he was Chairman and Chief Executive Officer of Atrix Laboratories, Inc., a drug delivery and product development company. Prior to his work at Atrix Laboratories, Mr. Bethune was President and Chief Operating Officer of IVAX Corporation, a pharmaceutical company. Before joining IVAX, Mr. Bethune began a start-up pharmaceutical company venture formed by Mayo Medical Ventures, a business unit of Mayo Clinics of Rochester. Mr. Bethune previously served as group vice president of American Cyanamid Company and a member of the Executive Committee where he had executive authority for human biologicals, consumer health products, pharmaceuticals and ophthalmics as well as global medical research. He was also President of the Lederle Laboratories Division of American Cyanamid Company. Mr. Bethune received a B.A. degree in accounting and economics from Lenior-Rhyne College, Hickory, North Carolina and Masters in Business Administration in the Executive Program from Columbia University Graduate School.
     Frank Bellizzi, president of Zila Pharmaceuticals and executive vice president of business development, remains with the Company in those capacities following Mr. Bethune’s appointment as principal executive officer on March 31, 2008.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On April 2, 2008, the Board of Directors of the Company approved and adopted amendments to the Company’s Amended and Restated Bylaws (the “New Amended and Restated Bylaws”). The New Amended and Restated Bylaws were effective on April 2, 2008.
     The proposed changes to the Company’s Bylaws include:
•	eliminating language that may restrict the Board’s discretion in setting the details and logistics of the annual meeting;

•	clarifying that shareholders do not have the ability to call a special meeting;

•	providing that the only business that may be conducted at a special meeting is business provided for in the Company’s notice of special meeting;

•	adding a requirement that, before taking action by written consent, shareholders must provide notice to the Board requesting the establishment of a record date for the taking of such action;

•	revising the advance notice bylaw provision to provide that, among other things, for shareholder notice of nominations or other proposals to be timely, such notice must be received within a specified “window period” not earlier than 120 days and not later than 90 days prior to the anniversary of the last annual meeting;

•	adding a requirement that a shareholder must appear in person at a meeting in order to bring business before the meeting;

•	adding a provision that the Board has the exclusive authority to determine the size of the Board and to fill vacancies;

•	setting a maximum number of directors at seven; and

•	requiring more than a simple majority of outstanding voting stock to amend the bylaws.
     The description of the amendments approved and adopted by the Board and the New Amended and Restated Bylaws contained in this report is qualified in its entirety by reference to (i) the full text of the New Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference, and (ii) the full text of the prior Amended and Restated Bylaws of the Company, a copy of which was filed on December 19, 2007 with the Securities and Exchange Commission as Exhibit 3.1 to the Company’s Current Report on Form 8-K and incorporated herein by reference.
Item 8.01. Other Events.
On April 2, 2008, the Board approved the following policy on shareholder rights plans:
The Board of Directors (the “Board”) of Zila, Inc. (the “Company”) shall seek and obtain shareholder approval before adopting a shareholder rights plan, (which for this purpose shall mean any arrangement pursuant to which, directly or indirectly, common stock or preferred stock purchase rights may be distributed to stockholders that provide all stockholders, other than persons who meet certain criteria specified in the arrangement, the right to purchase the common stock or preferred stock at less than the prevailing market price of the common stock or preferred stock (referred to as a “Poison Pill”)); provided, however, that the Board may determine to act on its own to adopt a Poison Pill, if, under the circumstances, the Board, including the majority of the independent members of the Board, in the exercise of its fiduciary responsibilities, deems it to be in the best interest of the Company’s shareholders to adopt a Poison Pill without the delay in adoption that would come from the time reasonably anticipated to seek shareholder approval. If the Board were ever to adopt a Poison Pill without prior shareholder approval, the Board would submit the Poison Pill to shareholders for an advisory vote within 12 months from the date the Board adopts the Poison Pill. If the Company’s shareholders fail to approve the Poison Pill, the Board may elect to terminate, retain or modify the Poison Pill in its exercise of its fiduciary responsibilities. This policy may be revised or repealed by the Board without prior public notice. The Nominations and Corporate Governance Committee will review this Poison Pill policy on an annual basis, including the stipulation which addresses the Board’s fiduciary responsibility to act in the best interest of the shareholders without prior shareholder approval, and report to the Board any recommendations it may have concerning the policy.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Zila, Inc.

99.1	Press release dated April 1, 2008 relating to the Company naming Executive Chairman, David R. Bethune, as Interim Chief Executive Officer.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 4, 2008

ZILA, INC.
/s/ Gary V. Klinefelter
By: Gary V. Klinefelter
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Zila, Inc.

99.1	Press release dated April 1, 2008 relating to the Company naming Executive Chairman, David R. Bethune, as Interim Chief Executive Officer.